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                             AIM SUMMIT FUND, INC.

                                CLASS II SHARES


                         Supplement dated June 21, 2000
                   to the Prospectus dated February 28, 2000


The following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page A-4 of the prospectus:

          "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

          o David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1982.

          o Bret W. Stanley, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and Portfolio Manager with Van Kampen American Capital Asset Management, Inc."